UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2011

Curis, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000- 30347	04-3505116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Maguire Road, Lexington, MA	02421
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 503-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2011, Mitchell Keegan, Ph.D., the Vice President of Drug Development of Curis, Inc. (the “Company”) provided notice of his intention to resign from the Company, effective on or about October 15, 2011.

Kenneth J. Pienta, M.D., the Chairman of the Company’s Clinical and Scientific Advisory Board, will continue to provide advisory services to the Company in the area of drug development both during and after Dr. Keegan’s transition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Michael P. Gray

Date: September 1, 2011		Michael P. Gray Chief Operating Officer and Chief Financial Officer